Exhibit 10.2

EXECUTION VERSION

THIRTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of May 6, 2014 (this “Amendment”), among NEW MOUNTAIN FINANCE SPV FUNDING, L.L.C., a Delaware limited liability company (the “Borrower”), NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., a Delaware limited liability company, (the “Collateral Administrator”), WELLS FARGO SECURITIES, LLC, a Delaware limited liability company (the “Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as a lender (the “Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral custodian (the “Collateral Custodian”).

WHEREAS, the Borrower, the Collateral Administrator, the Administrative Agent, the Lender, the other lenders party from time to time thereto and the Collateral Custodian are parties to the Loan and Security Agreement, dated as of October 27, 2010 (as amended from time to time prior to the date hereof, the “Loan and Security Agreement”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; and

WHEREAS, the Borrower, the Collateral Administrator, the Administrative Agent, the Collateral Custodian and the Lender desire to amend the Loan and Security Agreement in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.                                          Defined Terms.  Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement.

ARTICLE II

Amendments to Loan and Security Agreement

SECTION 2.1.                                          Section 1.1 of the Loan and Security Agreement is hereby amended by deleting clause (g) of the definition of “Collateral Administrator Termination Event” in its entirety and replacing it with the following:

(g)                                  the occurrence or existence of any change with respect to the Collateral Administrator which the Administrative Agent in its sole discretion determines has a Material Adverse Effect (for the avoidance of doubt, (i) the mergers of each of (x) New Mountain Guardian Debt Funding, L.L.C. and (y) New Mountain

Guardian Partners Debt Funding, L.L.C. or New Mountain Guardian Partners (Leveraged), L.L.C. with and into the Collateral Administrator, with the Collateral Administrator surviving each of such mergers, and the subsequent name change of the Collateral Administrator to New Mountain Guardian Holdings, L.L.C., each in connection with the SPV Merger, shall not constitute a Material Adverse Effect on the Collateral Administrator and (ii) the withdrawal of the BDC election of the Collateral Administrator shall not constitute a Material Adverse Effect on the Collateral Administrator);

SECTION 2.2.                                          Section 1.1 of the Loan and Security Agreement is hereby amended by deleting the definitions of “Taxable Entity” and “Taxable Entity Agreement” in their entireties and replacing them with the following:

“Taxable Entity”:  The BDC.

“Taxable Entity Agreement”:  The collective reference to the organizational documents of the BDC.

SECTION 2.3.                                          Section 4.1(k) of the Loan and Security Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

(k) (i) (A) The BDC is a United States person within the meaning of Section 7701(a)(30) of the Code and is treated as a corporation for U.S. federal income tax purposes and (B) the Borrower will be a “disregarded entity” of the Collateral Administrator for U.S. federal income tax purposes.

(ii) Each of the Borrower and the Taxable Entity has filed or caused to be filed all material tax and information returns that are required to be filed by it and has paid or made adequate provisions for the payment of all material Taxes and all material assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrower or the Taxable Entity, as applicable), and no material tax lien (other than a Permitted Lien in respect of Taxes) has been filed and, to the Borrower’s or the Taxable Entity’s knowledge, no claim is being asserted, with respect to any such Tax, fee or other charge.

SECTION 2.4.                                          Section 4.1(u) of the Loan and Security Agreement is hereby amended by deleting clause (xxvi) of such section in its entirety and replacing it with the following:

(xxvi)                (A) fail at any time to have at least one (1) independent manager or director (the “Independent Manager”) who is not currently a director, officer, employee, trade creditor, shareholder, manager or member (or spouse, parent, sibling or child of the foregoing) of (a) the Collateral Administrator, (b) any principal or Affiliate of the Collateral Administrator (other than being manager or director of the Borrower); provided that such Independent Manager may be an independent manager or an independent director of the Collateral Administrator or another special purpose entity affiliated with the Collateral Administrator or (B) fail to ensure that all limited liability company action relating to the selection, maintenance or replacement of the Independent Manager are duly authorized by the unanimous vote of the board of managers (including the Independent Manager).

SECTION 2.5.                                          Section 4.3(k) of the Loan and Security Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

(k) The Collateral Administrator will be a “disregarded entity” that is owned by an entity that is a United States Person within the meaning of Section 7701(a)(30) of the Code.  Each of the Collateral Administrator and its equity owner has filed or caused to be filed all material tax and information returns that are required to be filed by it and has paid or made adequate provisions for the payment of all material Taxes and all material assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Collateral Administrator or its equity owner, as applicable), and no material tax lien (other than a Permitted Lien in respect of Taxes) has been filed and, to the Collateral Administrator’s knowledge, no claim is being asserted, with respect to any such Tax, fee or other charge.

SECTION 2.6.                                          Section 5.1(j) of the Loan and Security Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

(j) (i) Each of the Borrower and the Taxable Entity shall pay its respective material Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all material Taxes and withholding Tax obligations before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof and enforce all material indemnities and rights against Obligors and investors in the Taxable Entity with respect to any material Tax or withholding Tax; provided, that such payment and discharge shall not be required with respect to any such Taxes or other obligations so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and each of the Borrower and the Taxable Entity shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation or Taxes and enforcement of a Lien.

(ii) The BDC is a United States Person within the meaning of Section 7701(a)(30) of the Code and is treated as a corporation for U.S. federal income tax purposes and (B) the Borrower will be a “disregarded entity” of the Collateral Administrator.

(iii) Each of the Borrower and the Taxable Entity will file or cause to be filed all material tax and information returns that are required to be filed by it.

SECTION 2.7.                                          Section 5.3(h) of the Loan and Security Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

(h) (i) Each of the Collateral Administrator and its equity owner shall pay its material Indebtedness and other obligations promptly and in accordance with their terms and timely pay and discharge promptly when due all material Taxes and withholding Tax obligations before the same shall become delinquent or in default, as well as all material lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof and enforce all material indemnities and rights against Obligors and the Taxable Entity with respect to any material Tax or withholding Tax; provided, that such payment and discharge shall not be required with respect to any such Taxes or other obligations so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Collateral Administrator or its equity owner shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation or Taxes and enforcement of a Lien.  Each of the Collateral Administrator and its equity owners shall file or cause to be filed all material Tax and information returns required to be filed by it.

(ii) The Collateral Administrator will be a “disregarded entity” that is owned by a United States Person within the meaning of Section 7701(a)(30) of the Code.

ARTICLE III

Consent

SECTION 3.1.                                          LLC Agreement.  In accordance with clause (m) of the definition of “Collateral Administrator Termination Event” set forth in Section 1.1 of the Loan and Security Agreement, the Administrative Agent hereby consents to the amendment and restatement of the Collateral Administrator LLC Agreement in substantially the form attached hereto as Exhibit A.

SECTION 3.2.                                          Transfers.  Notwithstanding anything to the contrary in the Loan and Security Agreement, the Administrative Agent hereby consents to the Discretionary Sale to an Affiliate or the making of a Restricted Payment, as applicable, of each Loan set forth on Schedule I to this Amendment if, as certified in writing by the Collateral Administrator to the Administrative Agent on the date of such Discretionary Sale or Restricted Payment, no Default or Event of Default has occurred and is continuing.  Upon any such Discretionary Sale or Restricted Payment, the Lien of the Administrative Agent, as agent for the Secured Parties, will be automatically released and the Administrative Agent shall, at the sole expense of the Collateral Administrator, execute and deliver to the Collateral Administrator any assignments, bills of sale, termination statements and any other releases and instruments as the Collateral Administrator may reasonably request in order to evidence the release and transfer of such

Collateral; provided that, the Administrative Agent, as agent for the Secured Parties, will make no representation or warranty, express or implied, with respect to any such Collateral in connection with such sale or transfer and assignment.  Nothing in this Section 3.2 shall diminish the Collateral Administrator’s obligations pursuant to Section 6.5 of the Loan and Security Agreement with respect to the Proceeds of any such sale.

ARTICLE IV

Representations and Warranties

SECTION 4.1.                                          The Borrower hereby represents and warrants to the Administrative Agent and the Lender that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE V

Conditions Precedent

SECTION 5.1.                                          This Amendment shall become effective upon the execution and delivery of this Amendment by the parties hereto.

ARTICLE VI

Miscellaneous

SECTION 6.1.                                          Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6.2.                                          Severability Clause  In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 6.3.                                          Ratification  Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Amendment shall form a part of the Loan and Security Agreement for all purposes.

SECTION 6.4.                                          Counterparts  The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 6.5.                                          Headings  The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NEW MOUNTAIN FINANCE SPV FUNDING, L.L.C., as the Borrower

By: New Mountain Finance Holdings, L.L.C., its managing member

By:	/s/ David M. Cordova
Name: David M. Cordova
Title: Chief Financial Officer and Treasurer

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., as the Collateral Administrator

By:	/s/ David M. Cordova
Name: David M. Cordova
Title: Chief Financial Officer and Treasurer

[Signature Page to Thirteenth Amendment to Loan and Security Agreement]

WELLS FARGO SECURITIES, LLC,
as Administrative Agent

By:	/s/ Michael Romanzo
Name: Michael Romanzo
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
representing 100% of the aggregate Commitments of the Lenders in effect as of the date hereof

By:	/s/ Raj Shah
Name: Raj Shah
Title: Managing Director

[Signature Page to Thirteenth Amendment to Loan and Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Custodian

By:	/s/ Michael Roth
Name: Michael Roth
Title: V.P.

[Signature Page to Thirteenth Amendment to Loan and Security Agreement]

EXHIBIT A to
Thirteenth Amendment

Draft Second Amended and Restated LLC Agreement of Collateral Administrator

[Attached separately]

Exhibit A

SCHEDULE I to
Thirteenth Amendment

Loan List

Name	Type	Principal ($)/Shares/Units
Education Management LLC	1st Lien	1,076,175.26

Schedule I